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                                                                  Exhibit 12.A10

               Not Valid Unless Signed by an Eligible Institution.

                         CITIZENS FIRST FINANCIAL CORP.

                          Notice of Guaranteed Delivery
                            of Shares of Common Stock
                 Offer to Purchase for Cash up to 391,000 Shares
                               of its Common Stock
                        At a Purchase Price Not Less Than
                    $15.00 Nor in Excess of $17.00 Per Share

     This form or a facsimile copy of it must be used to accept the Offer (as defined below) if:

     (a) certificates for common stock, par value $0.01 per share (the "Shares"), of Citizens First Financial Corp., a Delaware corporation, are not immediately available; or

     (b) the procedure for book-entry transfer cannot be completed on a timely basis; or

     (c) time will not permit the Letter of Transmittal or other required documents to reach the Depositary before the Expiration Date (as defined in Section 1 of the Offer to Purchase, as defined below).

     This form or a facsimile of it, signed and properly completed, may be delivered by hand, mail, telegram or facsimile transmission to the Depositary by the Expiration Date. See "Section 3 -- Procedure for Tendering Shares" in the Offer to Purchase.

                                   DEPOSITARY:

                       To: REGISTRAR AND TRANSFER COMPANY

      By Mail:                             Overnight Delivery:

      10 Commerce Drive                    10 Commerce Drive
      Cranford, NJ  07016                  Cranford, NJ  07016
      Attention:  Reorganization Dept.     Attention:  Reorganization Dept.

                                 By Hand Only:

                          c/o The Depository Trust Co.
                               Transfer Agent Drop
                          55 Water Street, First Floor
                             New York, NY 10041-0099

               Investor Relations Telephone Number: (800) 368-5948
                            Facsimile: (908) 497-2311


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THOSE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     The undersigned hereby tenders to Citizens First Financial Corp., at the price per Share indicated below, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 31, 2000 (the "Offer to Purchase"), and the related Letter of Transmittal (which together with the Offer to Purchase constitute the "Offer"), receipt of which is hereby acknowledged, ____________ Shares of common stock, par value $0.01 per share (the "Shares"), pursuant to the guaranteed delivery procedure set forth under "Section 3 -- Procedure for Tendering Shares" in the Offer to Purchase.

     Please call the dealer Manager/Information Agent for assistance in completing this form toll free at (800)635-6855.

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        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED.

                               CHECK ONLY ONE BOX.
                                          ---

            IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED
  (EXCEPT AS OTHERWISE PROVIDED HEREIN), THERE IS NOT VALID TENDER OF SHARES.

By checking one of the price boxes below, the undersigned hereby tenders Shares at the price checked. If you do not wish to specify a purchase price, check the following box, in which case you will be deemed to have tendered at the price determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share below). [_]

Price (in dollars) per Share at which Shares are being tendered:

             [_] $15.00 [_] $15.50 [_] $16.00 [_] $16.50 [_] $17.00

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If you own fewer than 100 shares:

     Complete ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on October 24, 2000 and who continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares.

     The undersigned either (check one):

     [_] was the beneficial owner(s) as of the close of business on October 24, 2000 of an aggregate of fewer than 100 Shares, all of which are being tendered, or

     [_] is a broker, dealer, commercial bank, trust company or other nominee which

          (a) is tendering, for the beneficial owner(s) thereof, Shares with respect to which it is the record owner, and

          (b) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial owner, as of the close of business on October 24, 2000 of an aggregate of fewer than 100 shares and is tendering all of such Shares.

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Certificate Nos. (if available):

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

Name(s):

_______________________________________________________________________________

_______________________________________________________________________________
                                 (Please Print)

Address(es):


_______________________________________________________________________________


_______________________________________________________________________________
                                                                Zip Code

Area Code and
Telephone Number:
_______________________________________________________________________________


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SIGN HERE


_______________________________________________________________________________


_______________________________________________________________________________


Dated:_______________________, 2000

If Shares will be tendered by book-entry transfer, check box below:

[_]  The Depository Trust Company

Account Number:
_______________________________________________________________________________

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                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank, trust company, savings association or credit union having an office or correspondent in the United States (each, an "Eligible Institution"), hereby (i) represents that the undersigned has a net long position in Shares in or equivalent securities within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, at least equal to the shares tendered,(ii) represents that such tender of Shares complies with Rule 14e-4 and
(iii) guarantees that either the certificates representing the Shares tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company (pursuant to the procedures set forth under "Section 3 -- Procedure for Tendering Shares" in the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Depositary at one of its addresses set forth above within three Nasdaq trading days after the date of execution hereof.


Name of Firm: _______________________    ______________________________________
                                                 Authorized Signature
Address:_____________________________    Name:_________________________________

_____________________________________    Title:________________________________

Zip Code:____________________________

Area Code and
Telephone Number:____________________    Dated__________________________ , 2000


DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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